EVERGREEN GLOBAL LEADERS FUND

Supplement to Prospectus Dated November 1, 1995

The following three paragraphs should be substituted for the third paragraph appearing on page 9 of the Prospectus, under the heading "Management of the Fund
- Investment Advisers":

     As investment adviser, Evergreen Asset manages the Fund's investments and supervises the Fund's daily business affairs, subject to the authority of the Trustees. Evergreen Asset is entitled to receive a fee from the Fund equal to
 .95 of 1% of average daily net assets on an annual basis. The fee paid by the Fund is higher than the rate paid by most other investment companies, but is not higher than the fee paid by many funds with similar investment objectives. Until the Fund reaches net assets of $15 million, Evergreen Asset will reimburse the Fund to the extent the Fund's aggregate operating expenses (including Evergreen Asset's fee, but excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees and shareholder servicing fees and extraordinary expenses) exceed 1.50% of average net assets for any fiscal year. From time to time, Evergreen Asset may further reduce or waive its fee or reimburse the Fund for certain of its expenses in order to reduce the Fund's expense ratio. As a result the Fund's total return would be higher than if the fees and any expenses had been paid by the Fund.

     Evergreen Asset also serves as administrator to the Fund and is entitled to receive a fee based on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. Furman Selz Incorporated, an affiliate of Evergreen Funds Distributor, Inc., distributor for the Evergreen group of mutual funds, serves as sub-administrator tothe Fund and is entitled to receive a fee from the Fund calculated on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset serve as investment adviser as of March 31, 1995 were approximately $8 billion.

     The portfolio of the Fund is managed by committee composed of portfolio management and analytical personnel employed by Evergreen Asset. The members of this committee include Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset and Edwin A. Miska, who is an analyst with Evergeen Asset. Both Mr. Lieber and Mr. Miska have been associated with Evergreen Asset and its predecessor since prior to 1989.